                                                                    Exhibit 3.49

                                     FORM B

              BEFORE ATTEMPTING TO EXECUTE THESE BLANKS BE SURE TO
               READ CAREFULLY THE INSTRUCTIONS ON THE BACK THEREOF

                   (THESE ARTICLES MUST BE FILED IN DUPLICATE)




STATE OF ILLINOIS,     )
                       ) ss.
COOK COUNTY            )

TO PAUL POWELL, Secretary of State




The undersigned,

                                                          Address
Name                          Number       Street         City           State
--------------------------------------------------------------------------------
Stephen M. Neumer             208 S. LaSalle Street, Chicago, Illinois
--------------------------------------------------------------------------------
E. Leonard Rubin              919 N. Michigan, Chicago, Illinois
--------------------------------------------------------------------------------
Louis M. Gibson               919 N. Michigan, Chicago, Illinois
--------------------------------------------------------------------------------

being one or more natural persons of the age of twenty-one years or more or a corporation, and having subscribed to shares of the corporation to be organized pursuant hereto, for the purpose of forming a corporation under "The Business Corporation Act" of the State of Illinois, do herby adopt the following Articles of Incorporation:

                                   ARTICLE ONE

The name of the corporation hereby incorporated is: PLAYBOY PREFERRED, INC.

                                   ARTICLE TWO

The ADDRESS of its initial registered office in the State of Illinois is:
____________ in the City of Chicago (60611) County of Cook and the NAME of its initial Registered Agent at SAID ADDRESS is William H. Klein

                                  ARTICLE THREE

The duration of the corporation is: PERPETUAL

                                  ARTICLE FOUR

     The purpose or purposes for which the corporation is organized are:

     To enter into, make and perform contracts, of every kind and description with any person, firm, association, corporation or governmental agency.

     To purchase, or otherwise acquire, invest in, own, sell, assign, transfer or otherwise dispose of, trade, deal in and deal with goods, wares and personal property of every class and description as merchants, wholesale and retail, consignees, assignees, importers and exporters.

     To act as Brokers for various insurance companies and other insurers, selling to diverse persons, firms, or corporations, insurance and insurance policies of any kind and character issued by any such insurance company or other insurer.

     To purchase or otherwise acquire, hold, own, mortgage, sell, convey or otherwise dispose of, real property of every class and description in any of the States, Districts or Territories of the United States, and in any and all foreign countries.

     In general, to carry on any other business in connection with the foregoing and to have and exercise all the powers conferred by the Laws of Illinois upon corporations formed under the Illinois Business Corporation Act, and to do any or all of the things hereinbefore set forth to the same extent as natural persons might or could do.

                                  ARTICLE FIVE

PARAGRAPH 1: The aggregate number of shares which the corporation is authorized to issue is 100, divided into No classes. The designation of each class, the number of shares of each class, and the par value, if any, of the shares of each class, or a statement that the shares of any class are without par value, are as follows:

Class       Series       Number of     Par value per share or statement that shares are
           (If any)       Shares                       without par value
Common       None           100                              $100

PARAGRAPH 2: The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are:

                                   ARTICLE SIX

     The class and number of shares which the corporation proposes to issue without further report to the Secretary of State, and the consideration (expressed in dollars) to be received by the corporation therefor, are:

 Class of shares     Number of shares     Total consideration to be
                                              received therefor:
      Common                10                    $ 1,000.00
                                                  $

                                  ARTICLE SEVEN

     The corporation will not commence business until at least one thousand dollars has been received as consideration for the issuance of shares.

                                  ARTICLE EIGHT

     The number of directors to be elected at the first meeting of the shareholders is: THREE

                                  ARTICLE NINE

Paragraph 1: It is estimated that the value of all property to be owned by the corporation for the following year wherever located will be $___________

Paragraph 2: It is estimated that the value of the property to be located within the State of Illinois during the following year will be $___________

Paragraph 3: It is estimated that the gross amount of business which will be transacted by the corporation during the following year will be $_______

Paragraph 4: It is estimated that the gross amount of business which will be transacted at or from places of business in the State of Illinois during the following year will be $_______________

     NOTE: If all the property of the corporation is to be located in this State and all of its business is to be transacted at or from places of business in this State, or if the incorporators elect to pay the initial franchise tax on the basis of its entire stated capital and paid-in surplus, then the information called for in Article Nine need not be stated.

The incorporators hereby elect to pay Franchise Tax on the basis of its entire stated capital and paid-in surplus.

                             /s/ Stephen M. Neumer
                            -------------------------
                             /s/ E. Leonard Rubin
                            -------------------------
                             /s/ Louis M. Gibson
                            -------------------------

                            -------------------------  }      Incorporators

                            -------------------------

                            -------------------------

                            -------------------------

     NOTE: There may be one or more incorporators. Each incorporator shall be either a corporation, domestic or foreign, or a natural person of the age of twenty-one years or more. If a corporation acts as incorporator, the name of the corporation and state of incorporation shall be shown and the execution must be by its President or Vice-President and verified by him, and the corporate seal shall be affixed and attested by its Secretary or an Assistant Secretary.

                             OATH AND ACKNOWLEDGMENT

STATE OF ILLINOIS      )
                       )ss.
Cook County            )

     I, Jane Spradling, a Notary Public, do hereby certify that on the 8th day of August, 1966. Stephen M. Neumer, E. Leonard Rubin & Louis M. Gibson personally appeared before me and being first duly sworn by me acknowledged the signing of the foregoing document in the respective capacities therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year above written.

                                        /s/ Jane Spradling
[SEAL]                                  -------------------------
                                        Notary Public

                           ARTICLES OF AMENDMENT

                                  TO THE

                         ARTICLES OF INCORPORATION

                                    OF

                          PLAYBOY PREFERRED, INC.



To PAUL POWELL,
Secretary of State
Springfield, Illinois

     The undersigned corporation, for the purpose of amending its Articles of Incorporation and pursuant to the provisions of Section 55 of "The Business Corporation Act" of the State of Illinois, hereby executes the following Articles of Amendment:

     ARTICLE FIRST: The name of the corporation is:

                             PLAYBOY PREFERRED, INC.

     ARTICLE SECOND: The following amendment or amendments were adopted in the manner prescribed by "The Business Corporation Act" of the State of Illinois:
(Article Four is amended by substituting the following for the third paragraph thereof:)

          To be a Broker or Agent to effectuate contracts for any or all of the following types of insurance: Life, Accident & Health, Fire, Casualty, Motor Vehicle.

     ARTICLE THIRD: The number of shares of the corporation outstanding at the time of the adoption of said amendment or amendments was ten (10); and the number of shares of each class entitled to vote as a class on the adoption of said amendment or amendments, and the designation of each such class were as follows:

           CLASS                        NUMBER OF SHARES


     ARTICLE FOURTH: The number of shares voted for said amendment or amendments was ten (10); and the number of shares voted against said amendment or amendments was -0-. The number of shares of each class entitled to vote as a class voted for and against said amendment or amendments, respectively, was:

CLASS                           NUMBER OF SHARES VOTED
                                FOR            AGAINST


Item 1. On the date of the adoption of this amendment, restating the articles of incorporation, the corporation had _____ shares issued, itemized as follows:

CLASS            SERIES             NUMBER OF            PAR VALUE PER SHARE OR STATEMENT
                 (IF ANY)           SHARES               THAT SHARES ARE WITHOUT PAR VALUE


Item 2. On the date of the adoption of this amendment restating the articles of incorporation, the corporation had a stated capital of $__________ and a paid-in surplus of $__________ or a total of $______________.

     ARTICLE FIFTH: The manner in which the exchange, reclassification, or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for in, or effected by, this amendment, is as follows:

     ARTICLE SIXTH: Paragraph 1: The manner in which said amendment or amendments effect a change in the amount of stated capital or the amount of paid-in surplus, or both, is as follows:

     Paragraph 2: The amounts of stated capital and of paid-in surplus as changed by this amendment are as follows:

                                  BEFORE AMENDMENT       AFTER AMENDMENT
Stated capital...........       $                     $
Paid-in surplus..........       $                     $

     IN WITNESS WHEREOF, the undersigned corporation has caused these Articles of Amendment to be executed in its name by its Vice President, and its corporate seal to be hereto affixed, attested by its Secretary this 19th day of August, 1966.

                                               PLAYBOY PREFERRED, INC.


                                               /s/ Eldon Sellers
                                               -----------------------------
                                                      Its Vice President

     Place
(CORPORATE SEAL)
     Here

/s/ R. J. Preuss
---------------------------
        Its Secretary

STATE OF ILLINOIS,         )
                           )ss.
COOK COUNTY                )

     I, E. Leonard Rubin, a Notary Public do hereby certify that on the 30th day of August, 1966, Eldon Sellers personally appeared before me and being first duly sworn by me acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year above written.

                                             /s/ E. Leonard Rubin
                                             -----------------------------
                                             Notary Public

[SEAL]

Form BCA-5.10                 STATEMENT OF CHANGE
  NFP-105.10                  OF REGISTERED AGENT
                            AND/OR REGISTERED OFFICE         File #D4682-393-1
--------------------------------------------------------------------------------
                                       FILED
                                    JUN 13 1994
                                   GEORGE H. RYAN
                                 SECRETARY OF STATE







--------------------------------------------------------------------------------
1.   CORPORATE NAME: Playboy Preferred, Inc.

2.   STATE OF COUNTRY OF INCORPORATION: Illinois
--------------------------------------------------------------------------------

3. Name and address of the registered agent and registered office as they appear on the records of the office of the Secretary of State (BEFORE CHANGE):

   Registered Agent The Prentice-Hall Corporation System, Inc.
                    ------------------------------------------------------------
                       FIRST NAME        MIDDLE NAME              LAST NAME

   Registered Office33 North Lasalle St.
                    ------------------------------------------------------------
                       NUMBER              STREET    SUITE NO. (A.P.O. BOX ALONE
                                                     IS NOT ACCEPTABLE)

                    Chicago, IL 60602                               Cook
                    ------------------------------------------------------------
                       CITY               ZIP CODE                 COUNTY

4. Name and address of the registered agent and registered office shall be (AFTER ALL CHANGES HEREIN REPORTED):

   Registered Agent C T CORPORATION SYSTEM
                    ------------------------------------------------------------
                       FIRST NAME        MIDDLE NAME              LAST NAME

   Registered Office C/O C T Corporation System, 208 S. La Salle Street
                    ------------------------------------------------------------
                       NUMBER              STREET    SUITE NO. (A.P.O. BOX ALONE
                                                     IS NOT ACCEPTABLE)

                    Chicago                 60604                   Cook
                    ------------------------------------------------------------
                       CITY               ZIP CODE                 COUNTY

5. The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

6.   The above change was authorized by: ("X" ONE BOX ONLY)

       a.  /X/  By resolution duly adopted by the board of directors.   (NOTE 5)
       b.  / /  By action of the registered agent.                      (NOTE 6)

NOTE: When the registered agent changes, the signatures of both President and Secretary are required.

7.   (IF AUTHORIZED BY THE BOARD OF DIRECTORS, SIGN HERE. SEE NOTE 5)

       The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

Dated MAY 20, 19, 94                           PLAYBOY PREFERRED, INC.

attested by /s/ Irma Villarreal                By /s/ Howard Shapiro
           --------------------------------       ------------------------------
           (SIGNATURE OF SECRETARY OR             (SIGNATURE OF PRESIDENT OR
            ASSISTANT SECRETARY)                   VICE PRESIDENT)

            Irma Villarreal, Secretary            Howard Shapiro, Vice President
           --------------------------------     --------------------------------
             (TYPE OR PRINT NAME AND TITLE)       (TYPE OR PRINT NAME AND TITLE)

(IF CHANGE OF REGISTERED OFFICE BY REGISTERED AGENT, SIGN HERE. SEE NOTE 6)

     The undersigned, under penalties of perjury, affirms that the facts stated herein are true.

Dated _______________________________ 19,94__   --------------------------------
                                                    (SIGNATURE OF REGISTERED
                                                      AGENT OF RECORD)
(ILL. -581-5/14/91)